                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 27, 2003

                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)


            Nevada                         0-27331                    88-0348835

(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification
       Incorporation)                                                    Number)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

                  On October 24, 2003, FindWhat.com and Who Merger Corp., its wholly owned subsidiary, entered into a First Amendment to Agreement and Plan of Merger with Espotting Media Inc. (the "Amendment"). The Amendment modifies the Agreement and Plan of Merger dated as of June 17, 2003 among FindWhat.com, Who Merger Corp., and Espotting Media Inc. A copy of the First Amendment to Agreement and Plan of Merger is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

Item 7. Exhibits.

                  (c) Exhibits.

                  Exhibit No.      Description

                  2.3 First Amendment to Agreement and Plan of Merger, dated October 24, 2003, among FindWhat.com, Who Merger Corp., and Espotting Media Inc.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 27, 2003                   FINDWHAT.COM

                                          By:  /s/ Phillip R. Thune
                                             ----------------------------------
                                               Chief Operating Officer and
                                               Chief Financial Officer